UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

EndowmentsSM
Investments for nonproﬁt institutions

Semi-annual report for the six months ended January 31, 2011

Endowments is managed by Capital Research and Management Company,SM which also manages the 33 American Funds.® American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/endowments.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2010 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Growth and Income Portfolio
Average annual total return	—	3.63%	4.56%
Cumulative total return	12.49%	19.51%	56.12%

The total annual fund operating expense ratio for Growth and Income Portfolio was 0.75% (0.79% without the fee reduction described on page 16) as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through February 28, 2009. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 18 and 19 for details.

See the prospectus and the Risk Factors section of this report for more information on this and other risks associated with investing in the fund.

Fellow shareholders:

We welcome the opportunity to report to you at the midpoint of our 2011 fiscal year.

For the six months ended January 31, 2011, the value of an investment in Growth and Income Portfolio gained 15.2%.* Over the same period, the unmanaged Standard & Poor’s 500 Composite Index rose 17.9% and the Lipper Growth and Income Funds Index rose 16.8%.

The first six months of the fund’s fiscal year once again were marked by the continuation of the strong stock market rally that began in March 2009. Corporate profits were extremely strong, reflecting a combination of cost-cutting and healthy revenue growth.

The economy continued to grow moderately in the second half of the calendar year, with the nation’s gross domestic product rising at an annualized rate of 2.7%. This growth was aided by massive monetary and fiscal stimulus. The Federal Reserve has engaged in quantitative easing and has kept its benchmark interest rate near zero.

Historically, the fund has a tendency to lag the market index somewhat during strong periods, just as it tends to do better during sharp declines. As noted above, the fund was slightly behind its benchmarks in the first half of the year. Most of this is attributable to the fact that large, high-quality stocks have trailed the market during the strong upsurge that began in the spring of 2009. We believe that very attractive long-term investments may be found in this area and are positioned accordingly. Energy stocks helped the fund considerably in the first half of the year as the price of oil rose from $79 to $92 per barrel during the period. Defensive stocks, such as health care and utilities, lagged.

*All percentage gain/loss figures used throughout this letter include reinvestment of distributions.

While the economic recovery is encouraging, we do have some concern about the rapid escalation occurring worldwide in basic commodity prices. This is especially the case in cotton, food and energy. To date, this has not flowed through into higher consumer prices. Whether the currently benign inflation rate can continue remains a major question mark.

At the end of the six-month period, the portfolio was 90% invested in equities, down from 96% at the beginning of the fiscal year.

Merger with Capital Private Client Services Funds

On March 25, 2011, shareholders of Endowments: Growth and Income Portfolio approved a proposal to merge the fund with Capital Group Private Client Services Funds: Capital U.S. Equity Fund.SM This tax-free transaction will take effect April 1, 2011.

For more information on Capital Group Private Client Services and its work with nonprofit organizations, please visit capitalgrouppcs.com/for-foundations-and-endowments.html.

We thank you for your confidence in Endowments: Growth and Income Portfolio through its more than 40-year history.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

March 28, 2011

About Capital Group Private Client Services

Capital Group Private Client Services was founded in 1974, and currently manages $18 billion in equity and fixed-income assets for high net worth individuals, trusts, foundations and endowments worldwide.

Capital Group PCS, as it’s known, is part of The Capital Group Companies, which includes Capital Research and Management Company, the adviser to Endowments: Growth and Income Portfolio.

For more information, visit capitalgrouppcs.com.

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Growth And Income Portfolio  January 31, 2011
unaudited
[begin pie chart]
Industry sector diversification

Financials	16.30%
Energy	13.24
Consumer staples	12.19
Information technology	12.04
Health care	11.69
Other industries	24.98
Short-term securities & other assets less liabilities	9.56
[end pie chart]

			Percent
			of net
Common stocks - 90.44%	Shares	Value	assets

Financials - 16.30%
Wells Fargo & Co.	92,500	$2,998,850	3.55%
Berkshire Hathaway Inc., Class A (1)	20	2,448,500	2.90
American Express Co.	42,000	1,821,960	2.16
Moody's Corp.	50,000	1,468,500	1.74
Goldman Sachs Group, Inc.	7,500	1,227,150	1.45
Allstate Corp.	22,000	685,080	.81
JPMorgan Chase & Co.	15,000	674,100	.80
Other securities		2,446,340	2.89
		13,770,480	16.30

Energy - 13.24%
Exxon Mobil Corp.	32,000	2,581,760	3.06
Chevron Corp.	27,000	2,563,110	3.03
Schlumberger Ltd.	17,500	1,557,325	1.84
Royal Dutch Shell PLC, Class B (ADR)	15,000	1,058,550	1.25
TOTAL SA (ADR)	13,000	764,010	.91
Penn West Petroleum Ltd.	27,500	752,210	.89
ConocoPhillips	10,000	714,600	.85
Other securities		1,191,400	1.41
		11,182,965	13.24

Consumer staples - 12.19%
Philip Morris International Inc.	45,000	2,575,800	3.05
Coca-Cola Co.	33,000	2,074,050	2.46
Wal-Mart Stores, Inc.	25,000	1,401,750	1.66
PepsiCo, Inc.	20,000	1,286,200	1.52
Procter & Gamble Co.	15,000	946,950	1.12
Kraft Foods Inc., Class A	25,000	764,250	.90
Other securities		1,250,630	1.48
		10,299,630	12.19

Information technology - 12.04%
Oracle Corp.	74,000	2,370,220	2.81
Cisco Systems, Inc. (1)	84,000	1,776,600	2.10
Microsoft Corp.	58,000	1,608,050	1.90
Google Inc., Class A (1)	2,300	1,380,828	1.63
International Business Machines Corp.	5,000	810,000	.96
Texas Instruments Inc.	20,000	678,200	.80
Other securities		1,551,470	1.84
		10,175,368	12.04

Health care - 11.69%
Merck & Co., Inc.	61,000	2,023,370	2.40
Pfizer Inc	75,000	1,366,500	1.62
Novo Nordisk A/S, Class B (2)	9,000	1,016,489	1.20
UnitedHealth Group Inc.	23,000	944,150	1.12
Becton, Dickinson and Co.	9,500	788,025	.93
Bristol-Myers Squibb Co.	28,000	705,040	.83
Other securities		3,030,520	3.59
		9,874,094	11.69

Industrials - 11.06%
Boeing Co.	26,000	1,806,480	2.14
Lockheed Martin Corp.	18,500	1,472,600	1.74
General Electric Co.	47,000	946,580	1.12
Honeywell International Inc.	13,000	728,130	.86
United Parcel Service, Inc., Class B	10,000	716,200	.85
Tyco International Ltd.	15,000	672,450	.80
Emerson Electric Co.	10,000	588,800	.70
Other securities		2,409,260	2.85
		9,340,500	11.06

Materials - 5.45%
Monsanto Co.	15,000	1,100,700	1.30
Air Products and Chemicals, Inc.	10,500	916,125	1.08
Dow Chemical Co.	20,000	709,600	.84
Other securities		1,882,355	2.23
		4,608,780	5.45

Consumer discretionary - 4.25%
Home Depot, Inc.	34,500	1,268,565	1.50
Time Warner Inc.	23,000	723,350	.86
Other securities		1,594,670	1.89
		3,586,585	4.25

Telecommunication services - 2.93%
AT&T Inc.	61,500	1,692,480	2.00
Verizon Communications Inc.	22,000	783,640	.93
		2,476,120	2.93

Utilities - 1.29%
Other securities		1,087,640	1.29

Total common stocks (cost: $58,602,102)		76,402,162	90.44

	Principal		Percent
	amount		of net
Short-term securities - 9.36%	(000)	Value	assets

U.S. Treasury Bill 0.121% due 2/3/2011	$2,000	1,999,980	2.37
General Electric Capital Corp. 0.17% due 2/1/2011	1,900	1,899,991	2.25
Freddie Mac 0.145% due 2/22/2011	1,800	1,799,851	2.13
Fannie Mae 0.15% due 2/14/2011	1,304	1,303,924	1.54
Emerson Electric Co. 0.17% due 2/10/2011 (3)	900	899,957	1.07

Total short-term securities (cost: $7,903,693)		7,903,703	9.36

Total investment securities (cost: $66,505,795)		84,305,865	99.80
Other assets less liabilities		167,184	.20

Net assets		$84,473,049	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,016,489, which represented 1.20% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $899,957, which represented 1.07% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at January 31, 2011

Assets:
Investment securities, at value (cost: $66,505,795)		$84,305,865
Cash		63,277
Receivables for:
Sales of fund's shares	$63,500
Dividends	96,366	159,866
		84,529,008
Liabilities:
Payables for:
Investment advisory services	35,575
Other fees and expenses	20,384	55,959
Net assets at January 31, 2011		$84,473,049

Net assets consist of:
Capital paid in on shares of beneficial interest		$74,249,029
Undistributed net investment income		190,027
Accumulated net realized loss		(7,766,071)
Net unrealized appreciation		17,800,064
Net assets at January 31, 2011		$84,473,049

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized
Shares outstanding		5,649,911
Net asset value per share		$14.95

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended January 31, 2011

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,113)	$914,626
Interest	5,230	$919,856

Fees and expenses:
Investment advisory services	196,463
Transfer agent services	339
Reports to shareholders	11,920
Registration statement and prospectus	18,246
Trustees' compensation	50,500
Trustees' travel expenses	14,157
Auditing	1,006
Legal	15,110
Custodian	858
Other	21,221
Total fees and expenses before fee reductions	329,820
Less fee reductions	35,126
Total fees and expenses after fee reductions		294,694
Net investment income		625,162

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments	879,385
Currency transactions	2,673	882,058
Net unrealized appreciation (depreciation) on:
Investments	9,437,909
Currency translations	(33)	9,437,876
Net realized gain and unrealized appreciation on investments and currency		10,319,934
Net increase in net assets resulting from operations		$10,945,096

See Notes to Financial Statements

Statements of changes in net assets
	Six months ended January 31, 2011*	Year ended July 31, 2010
Operations:
Net investment income	$625,162	$1,419,008
Net realized gain on investments and currency transactions	882,058	158,294
Net unrealized appreciation on investments and currency translations	9,437,876	8,397,185
Net increase in net assets resulting from operations	10,945,096	9,974,487

Dividends paid to shareholders from net investment income	(640,415)	(1,307,610)

Net capital share transactions	(1,076,033)	(12,107,188)

Total increase (decrease) in net assets	9,228,648	(3,440,311)

Net assets:
Beginning of period	75,244,401	78,684,712
End of period (including undistributed
net investment income: $190,027 and $205,280, respectively)	$84,473,049	$75,244,401

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
                                                                                                   unaudited

1.	Organization

Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued one series of shares, Growth and Income Portfolio (the "fund"). The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of January 31, 2011:

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$13,770,480	$-		$-	$13,770,480
Energy	11,182,965	-		-	11,182,965
Consumer staples	10,299,630	-		-	10,299,630
Information technology	10,175,368	-		-	10,175,368
Health care	8,857,605	1,016,489	*	-	9,874,094
Industrials	9,340,500	-		-	9,340,500
Materials	4,608,780	-		-	4,608,780
Consumer discretionary	3,586,585	-		-	3,586,585
Telecommunication services	2,476,120	-		-	2,476,120
Utilities	1,087,640	-		-	1,087,640
Short-term securities	-	7,903,703		-	7,903,703
Total	$75,385,673	$8,920,192		$-	$84,305,865

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,016,489 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended January 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income		$205,280
Capital loss carryforwards*:
Expiring 2017	$(589,917)
Expiring 2018	(7,945,220)	(8,535,137)
Post-October capital loss deferrals (realized during the period November 1, 2009, through July 31, 2010)†		(112,991)

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

As of January 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$20,046,962
Gross unrealized depreciation on investment securities	(2,253,387)
Net unrealized appreciation on investment securities	17,793,575
Cost of investment securities	66,512,290

Dividends from net investment income reported in the financial statements are the same for federal income tax purposes.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the six months ended January 31, 2011, the fee reduction was $35,126. As a result, the fee shown on the accompanying financial statements of $196,463, which was equivalent to an annualized rate of 0.500%, was reduced to $161,337, or 0.411% of average daily net assets.

Distribution services – The trust has a principal underwriting agreement with AFD. AFD does not receive compensation for any sales of the fund’s shares.

Transfer agent services – The trust has a transfer agent agreement with AFS. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net decrease
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended January 31, 2011	$3,856,972	269,854	$536,653	38,977	$(5,469,658)	(407,068)	$(1,076,033)	(98,237)

Year ended July 31, 2010	6,568,574	511,155	1,116,690	87,006	(19,792,452)	(1,531,581)	(12,107,188)	(933,420)

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,532,984 and $8,843,565, respectively, during the six months ended January 31, 2011.

9.	Subsequent events

On March 25, 2011, shareholders approved a proposal to merge the fund with Capital Private Client Services Funds: Capital U.S. Equity FundSM. The merger is expected to take effect April 1, 2011.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers(3)		Ratio of net income to average net assets(3)

Six months ended 1/31/2011(4)	$13.09	$.11	$1.87	$1.98	$(.12)	$-	$(.12)	$14.95	15.16%	$84	.84	%(5)	.75	%(5)	1.59	%(5)
Year ended 7/31/2010	11.78	.22	1.30	1.52	(.21)	-	(.21)	13.09	12.91	75	.79		.75		1.72
Year ended 7/31/2009	14.24	.24	(2.44)	(2.20)	(.26)	-	(.26)	11.78	(15.29)	79	.74		.71		2.12
Year ended 7/31/2008	16.14	.26	(1.48)	(1.22)	(.30)	(.38)	(.68)	14.24	(7.95)	108	.67		.62		1.67
Year ended 7/31/2007	14.86	.29	2.03	2.32	(.27)	(.77)	(1.04)	16.14	16.02	119	.69		.64		1.81
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71		.66		1.56

	Six months ended January 31,	Year ended July 31
	2011(4)	2010	2009	2008	2007	2006

Porttfolio turnover rate	4%	22%	39%	21%	24%	25%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)This column reflects the impact, if any, of certain waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services.
(4)Unaudited.
(5)Annualized.

See Notes to Financial Statements

Expense example
unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (August 1, 2010, through January 31, 2011).

Actual expenses:
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

	Beginning account value 8/1/2010	Ending account value 1/31/2011	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,151.64	$4.07	.75%
Assumed 5% return	1,000.00	1,021.42	3.82	.75

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Office of the trust
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Attn: HOST/IIS-IRV S-1
6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, please ask your investment professional for a prospectus.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The fund files its proxy voting records with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Endowments website at americanfunds.com/endowments.

A complete January 31, 2011, portfolio of Endowments’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Endowments, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-980-0311P

Litho in USA DJC/PL/9141-S25786

© 2011 ENDOWMENTS

10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Endowments, Growth and Income PortfolioSM
Investment portfolio

January 31, 2011
 unaudited

Common stocks — 90.44%	Shares	Value

FINANCIALS — 16.30%
Wells Fargo & Co.	92,500	$2,998,850
Berkshire Hathaway Inc., Class A1	20	2,448,500
American Express Co.	42,000	1,821,960
Moody’s Corp.	50,000	1,468,500
Goldman Sachs Group, Inc.	7,500	1,227,150
Allstate Corp.	22,000	685,080
JPMorgan Chase & Co.	15,000	674,100
Chubb Corp.	10,000	579,300
Citigroup Inc.1	90,000	433,800
U.S. Bancorp	16,000	432,000
Lincoln National Corp.	13,000	374,920
BB&T Corp.	13,000	359,320
KeyCorp	30,000	267,000
		13,770,480

ENERGY — 13.24%
Exxon Mobil Corp.	32,000	2,581,760
Chevron Corp.	27,000	2,563,110
Schlumberger Ltd.	17,500	1,557,325
Royal Dutch Shell PLC, Class B (ADR)	15,000	1,058,550
TOTAL SA (ADR)	13,000	764,010
Penn West Petroleum Ltd.	27,500	752,210
ConocoPhillips	10,000	714,600
Occidental Petroleum Corp.	5,000	483,400
BP PLC (ADR)	8,000	379,760
Apache Corp.	2,750	328,240
		11,182,965

CONSUMER STAPLES — 12.19%
Philip Morris International Inc.	45,000	2,575,800
Coca-Cola Co.	33,000	2,074,050
Wal-Mart Stores, Inc.	25,000	1,401,750
PepsiCo, Inc.	20,000	1,286,200
Procter & Gamble Co.	15,000	946,950
Kraft Foods Inc., Class A	25,000	764,250
Colgate-Palmolive Co.	7,000	537,390
Hershey Co.	8,000	373,520
Avon Products, Inc.	12,000	339,720
		10,299,630

INFORMATION TECHNOLOGY — 12.04%
Oracle Corp.	74,000	2,370,220
Cisco Systems, Inc.1	84,000	1,776,600
Microsoft Corp.	58,000	1,608,050
Google Inc., Class A1	2,300	1,380,828
International Business Machines Corp.	5,000	810,000
Texas Instruments Inc.	20,000	678,200
Maxim Integrated Products, Inc.	24,000	619,680
Hewlett-Packard Co.	11,000	502,590
Intel Corp.	20,000	429,200
		10,175,368

HEALTH CARE — 11.69%
Merck & Co., Inc.	61,000	2,023,370
Pfizer Inc	75,000	1,366,500
Novo Nordisk A/S, Class B2	9,000	1,016,489
UnitedHealth Group Inc.	23,000	944,150
Becton, Dickinson and Co.	9,500	788,025
Bristol-Myers Squibb Co.	28,000	705,040
Johnson & Johnson	10,000	597,700
Abbott Laboratories	12,000	541,920
Stryker Corp.	9,000	518,040
Medtronic, Inc.	13,000	498,160
Eli Lilly and Co.	14,000	486,780
Baxter International Inc.	8,000	387,920
		9,874,094

INDUSTRIALS — 11.06%
Boeing Co.	26,000	1,806,480
Lockheed Martin Corp.	18,500	1,472,600
General Electric Co.	47,000	946,580
Honeywell International Inc.	13,000	728,130
United Parcel Service, Inc., Class B	10,000	716,200
Tyco International Ltd.	15,000	672,450
Deere & Co.	7,000	636,300
Avery Dennison Corp.	15,000	631,350
Emerson Electric Co.	10,000	588,800
Pitney Bowes Inc.	16,000	388,480
Waste Management, Inc.	10,000	378,700
Illinois Tool Works Inc.	7,000	374,430
		9,340,500

MATERIALS — 5.45%
Monsanto Co.	15,000	1,100,700
Air Products and Chemicals, Inc.	10,500	916,125
Dow Chemical Co.	20,000	709,600
E.I. du Pont de Nemours and Co.	11,000	557,480
Alcoa Inc.	32,000	530,240
Nucor Corp.	11,500	527,965
Potash Corp. of Saskatchewan Inc.	1,500	266,670
		4,608,780

CONSUMER DISCRETIONARY — 4.25%
Home Depot, Inc.	34,500	1,268,565
Time Warner Inc.	23,000	723,350
Walt Disney Co.	15,000	583,050
McDonald’s Corp.	6,000	442,020
Lowe’s Companies, Inc.	12,000	297,600
Best Buy Co., Inc.	8,000	272,000
		3,586,585

TELECOMMUNICATION SERVICES — 2.93%
AT&T Inc.	61,500	1,692,480
Verizon Communications Inc.	22,000	783,640
		2,476,120

UTILITIES — 1.29%
Exelon Corp.	10,000	425,100
Southern Co.	9,000	338,580
PG&E Corp.	7,000	323,960
		1,087,640

Total common stocks (cost: $58,602,102)		76,402,162

	Principal amount
Short-term securities — 9.36%	(000)

U.S. Treasury Bill 0.121% due 2/3/2011	$2,000	1,999,980
General Electric Capital Corp. 0.17% due 2/1/2011	1,900	1,899,991
Freddie Mac 0.145% due 2/22/2011	1,800	1,799,851
Fannie Mae 0.15% due 2/14/2011	1,304	1,303,924
Emerson Electric Co. 0.17% due 2/10/20113	900	899,957

Total short-term securities (cost: $7,903,693)		7,903,703

Total investment securities (cost: $66,505,795)		84,305,865
Other assets less liabilities		167,184

Net assets		$84,473,049

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,016,489, which represented 1.20% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $899,957, which represented 1.07% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-980-0311O-S26794

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 31, 2011

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: March 31, 2011